UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Patrick W.D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/08-10/31/09

ITEM 1.	REPORT TO STOCKHOLDERS.

ANNUAL REPORT

OCTOBER 31, 2009

THE AMERICAN OPPORTUNITIES FUND

THE INTERNATIONAL FUND

www.thomaswhite.com

Visit our new website and travel country to country as we chronicle the world’s transformation into an exciting global marketplace.

BRIC Spotlight

A new addition to our basket of content, the BRIC Spotlight Reports are industry- and sector-specific reviews that provide insightful analysis of the four developing countries that are expected to move the global economy forward in the future. Our analysts sift through data and mine information that will help understand changes in the dynamic economies of Brazil, Russia, India and China.

Global Economic Overview

Each month the Global Economic Overview offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

Image Credit: World Economic Forum

Global Players

Join us each week as Global Players profiles some of the individuals that are acting as instruments of change on the global financial stage. With a focus on people in the news and influential decision makers, our readers will be introduced to new perspectives on business and market developments through the lens of these global icons.

Empowering the Investor SM	www.thomaswhite.com

THOMAS S. WHITE, JR.

The Fund’s President and Portfolio Manager

Thomas White is the Funds’ President and Portfolio Manager. He has 43 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-three years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing

Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly publications and weekly research reports covering 4,000 companies in 45 countries. This research is purchased by major asset management firms and broker-dealers worldwide.

www.thomaswhite.com

Message to Shareholders

December 14, 2009

Dear Shareholders and Friends,

We are delighted to welcome everyone, including our many new shareholders. The Thomas White Fund Family is celebrating its 15th anniversary, and the Funds’ advisor, Thomas White International, Ltd. is enjoying its 17th year in business. We invite all of our shareholders to visit our expanding Thomas White Global Investing website at www.thomaswhite.com and to subscribe to our reports, designed to keep you abreast of the many interesting events occurring in the 45 countries covered by our research analysts. The site, which allows people to become more familiar with investing beyond their borders, attracts an increasing number of visitors from around the world.

Knowing your Advisor

We feel it is important that you are kept informed about our progress as a business. First, I want to remind you that our firm’s professionals are also shareholders, and many like myself, have 100% of their equity investments in the two Thomas White Funds. Second, we are an independent firm, having no association with other organizations. Third, the Thomas White Funds are no-load funds. This may explain why the great majority of you have been introduced to the Thomas White Funds by professional advisors who focus on performance and select funds with minimal marketing fees.

Our performance goal as the advisor to the Thomas White Funds is straightforward: to outperform each Fund’s benchmark in the long-term and especially during market declines. We feel the surest path to accomplish these goals is to become an exceptional research organization. To meet these objectives, our professionals need to understand corporations, investor behavior and portfolio design better than our peers. How are we working toward this goal? We start by attracting the smartest, most mature and best educated students from the finest universities in the world. We do not re-train experienced analysts; all of our analysts begin their careers with us and are incented to stay with us until retirement. We value longevity, knowing insight and judgment grow with experience. We stress intensive training by our most senior professionals. Responsibilities are widely distributed in a team-oriented collegial environment. Our veterans feel the primary reason for our success has been the pride we derive from having our research produce excellent performance.

While our analysts have developed an extensive body of stock valuation knowledge since 1992, we feel this effort is still in its infancy. Despite this difficult interim economic environment, the issuance of additional shares to raise capital continues to be the primary way companies around the world can rebuild their balance sheets. Thousands of private and government-owned

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companies will be listing their shares over the coming years. This means the number of stocks and the countries they trade in will continue to multiply over time. Moreover, just as 401(k) plans and other similar programs have dramatically increased share ownership in the U.S. and Europe, the future introduction of similar programs in developing countries with large populations could sharply increase the demand for equities.

This positive outlook explains why we continue to expand our global research capabilities. In addition to increasing the number of our security analysts, we are also adding more IT professionals to program the firm’s proprietary valuation methods and maintain our extensive databases of industry, company and market information.

Our 2010 Outlook

The economies of the U.S. and most other countries bottomed in the first quarter of 2009 and then recovered over the next three quarters. In 2010, growth will benefit from: 1) continued monetary and fiscal policy stimulus; 2) recovering equity and fixed-income markets; and 3) pent-up demand. Factors still restraining growth include: 1) rising unemployment; 2) liquid but unwilling lenders; 3) continuing financial problems in housing and banking; and 4) the probable winding down of fiscal stimulus. We estimate that global GDP growth should be a disappointing 2.8% in 2010, up from a 2.0% decline in 2009.

America’s mild recovery will lead other developed nations.

In 2010, we believe that the U.S. economic recovery will begin with a slow first quarter, averaging a 2.3% pace. Housing and capital spending on equipment will likely have decent recoveries, but with weak consumer spending at just 1.8%, GDP growth will likely be disappointing. It is our feeling that the major impediment to household spending will be unemployment’s projected rise to 10.5% in the first quarter of 2010.

Europe and Japan fell harder and will be slower to recover.

Europe and Japan experienced deeper recessions than the U.S. and we believe that they are likely to recover at a slower pace than the U.S. In 2010, we estimate that the Euro zone and the U.K. economies will grow at rates of 0.9% and 0.8%, respectively. As they were at the epicenter of the European housing bubble, we feel the recessions in Ireland, Spain and Greece will likely continue next year. We also believe that Japan, with a new stimulus program meant to curb deflation, will experience only 1.4% growth in 2010.

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			Developed Markets			Emerging Markets
		World	USA	Europe#	Japan	China	India	Brazil	Russia
Region/Country	2008*	100.0%	20.6%	21.4%	6.3%	11.4%	4.8%	2.8%	3.3%
Weight in the World Economy	Rank	-	2	1	4	3	5	10	8
World Population	Rank	-	4	3	12	1	2	6	10
World Land Mass	Rank	-	3	7	64	4	8	5	1
	2008	3.0%	0.4%	0.7%	-0.7%	9.0%	7.3%	5.1%	5.6%
Economic Growth	2009	-2.0%	-2.7%	-4.2%	-5.4%	8.5%	5.4%	-1.3%	-7.5%
(Annual Rate)	2010	2.8%	2.3%	0.9%	1.4%	9.0%	6.4%	2.2%	1.5%
	2008	6.0%	3.8%	3.3%	1.4%	5.2%	8.4%	5.7%	14.1%
Inflation Rate	2009	2.5%	-0.4%	0.3%	-1.1%	-0.1%	8.7%	4.8%	12.3%
(Annual Rate)	2010	2.9%	1.7%	0.8%	-0.8%	0.6%	8.4%	4.0%	9.9%
Government Spending	2008	-2.5%	-5.9%	-1.9%	-8.1%	-0.4%	-9.2%	-1.8%	4.1%
Surplus/Deficit	2009	-7.4%	-12.5%	-6.0%	-11.3%	-3.0%	-10.5%	-3.0%	-6.5%
(% of GDP)	2010	-6.3%	-9.6%	-6.5%	-8.6%	-2.4%	-8.5%	-1.8%	-4.2%
Import Export Balance	2008	0.4%	-4.9%	-0.7%	3.2%	9.8%	-2.2%	-1.8%	6.1%
Surplus Defecit	2009	0.1%	-2.6%	-0.7%	1.9%	7.8%	-2.2%	-1.8%	3.6%
(% of GDP)	2010	0.3%	-2.2%	-0.3%	2.0%	8.6%	-2.5%	-1.8%	4.5%

* A country’s weight within the world economy is based on its 2008 PPP GDP (source IMF).

# European Union

Data for 2009 and 2010 are projections.

Emerging market countries will continue to lead developed economies.

Supported by secular growth trends, we project that the emerging market country economies will likely expand faster than the industrialized nations in 2010. With weak financial institutions, Eastern Europe struggled in 2009, but we estimate that its 1.7% growth should outpace Western Europe this coming year. We also believe that emerging Asian economies will likely advance 7.1%, led by China’s 9.0% and India’s 6.4% growth. It is also our feeling that Brazil, still hampered by sluggish exports, will likely rise 2.2%; while Russia’s sharp

7.5% decline in 2009 will likely recover to advance 1.5% next year.

Monetary and fiscal policy will keep interest rates low.

The stronger economies, including Australia and Norway, have already raised short-term interest rates. Korea, China and India may follow by next spring, but most central bankers, fearing renewed weakness, will likely keep rates low until late 2010. Close global coordination saved the world from a financial meltdown in late 2008, and then aggressive fiscal stimulus by the U.S. and

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China softened GDP declines in the first quarter. Japan has just announced a second stimulus plan and there are indications that the Obama administration is now considering one. With weakened finances, new stimulus packages may collapsing a country’s credit ratings, which could drive up their interest costs.

Energy and metals prices have run ahead of the recovery.

Like oil prices in early 2008, energy and industrial metal prices have been driven up above their economic value by speculators. We believe that prices may pull back, and then advance when the global recovery gains speed in late 2010. We feel today’s supply and demand picture for oil suggests it is worth roughly $67 a barrel.

Rising inflation could cause some Asian countries problems in 2010.

Rising unemployment and excess capacity will likely continue to tame inflation next year. Conditions are so difficult in Japan that prices of certain goods and services are deflating. We feel it is important that businesses and investors adopt strategies that can handle either inflation or deflation.

Trade imbalances have narrowed, but they will become a major problem when the economy recovers.

In our view, when the European and American economies recover and oil prices rise again, probably in late 2010, the serious problem of trade imbalances will likely rear its ugly head again. Post WWII country growth models are no longer sustainable. Both sides— the consumer-driven debtor countries and the export-driven Asian countries— understand this, but neither have the political capital to correct this challenge. Massive trade imbalances have caused excess debt in the West and liquidity has created asset bubbles in Asia. We believe that the situation would not have occurred had currencies been free to float. Eventually, it is our feeling that the domestic problems caused by these imbalances will become so large, that no country will be able to avoid floating their currency. We can only hope that devaluations will occur gradually.

The 2009 pattern of the dollar rising sharply in the first half of the year and then falling in the second half may reoccur in 2010.

Although our best guess is that the dollar will strengthen versus the Euro and the Yen in the intermediate term, we continue to feel the dollar will decline versus most other currencies in the long-term. We have long concluded that having a diversified exposure to all major currencies is the only practical way to deal with uncertainly and high volatility in this area.

There is a low but distinct risk that things will go wrong again in 2010.

Judging by the strong stock and bond market rally since March 2009, investors seem to be convinced that the government’s response to calm the global financial panic was effective. But risks still exist that could threaten the recovery and even cause a possible relapse. Our analysts believe the chance of a relapse that is a W-shaped recovery is low, but possible. They see the potential threats to continued growth as: 1) the voluntary ending of stimulus policies prematurely; 2) a political backlash forcing the involuntary ending of stimulus policies prematurely;

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3) the inability of a major country to sell enough debt to continue its stimulus program; 4) consumer spending not recovering due to ever rising unemployment; 5) a trade war developing due to a single country acting unilaterally in response to domestic political pressures; 6) energy prices surging again due to an event-caused supply disruption or investor hedging; 7) the surprise failure of another large creditor, be it a financial institution or even a country; and 8) the disruption caused by a dramatic currency move, for example the Chinese Yuan being allowed to float to deal with a new asset bubble.

Our Portfolio Strategy

We remain convinced that, given the many future economic and market scenarios now possible, investors will be best served by holding adequate cash reserves to encourage clear thinking and, with the remainder of one’s investments, by owning, as the Thomas White Funds do, diversified portfolios of sound companies with positions broadly diversified across the world’s regions and industries. While equities will likely continue to be the most volatile asset class, history shows they have produced superior, inflation- adjusted returns over the long term. Well-run companies with prudent balance sheets have demonstrated the ability to survive a wide range of economic and market storms with most recovering and eventually becoming more valuable than before the decline. By having the wherewithal to adapt to challenging conditions better than their weaker competitors, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase market share in their industries, and acquire valuable companies or divisions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments can offer exceptional buying opportunities.

During this period of rapid change in the world’s markets, I urge you stay abreast of the important events occurring in the forty-five countries covered by our analysts. Their observations are available at www.thomaswhite.com. You may subscribe on the site to get this content sent to you by email. We also invite you to visit our offices in Chicago to meet the professionals in our organization.

Thomas S. White, Jr.

President

FORWARD LOOKING STATEMENTS

Certain statements made above may be forward looking. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements due to numerous factors. Thomas White International, Ltd. and the Thomas White Funds undertake no responsibility to update publicly or revise any forward looking statements.

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INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 35 years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #5 (worst).
5-YEAR RETURN PERIODS	MSCI WORLD	MSCI AC WORLD[1]	EUROPE*	USA	JAPAN	PACIFIC EX-JAPAN*	EMERGING[1]
1970-1974	-1.3%		-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%		18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%		6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	20.8%	32.3% (#3)	19.8% (#5)	41.4% (#2)	22.4% (#4)	52.2% (#1)

1990-1994	4.2%	4.7%	7.0% (#4)	9.2% (#3)	-3.4% (#5)	15.3% (#2)	20.9% (#1)

1995-1999	20.2%	19.2%	22.5% (#2)	29.7% (#1)	2.1% (#5)	5.0% (#3)	2.0% (#4)

2000-2004	-2.0%	-1.8%	0.4% (#3)	-3.2% (#4)	-6.3% (#5)	6.6% (#1)	4.6% (#2)

2005-2009[2]	1.4%	2.5%	3.7% (#3)	-0.9% (#5)	-0.7% (#4)	11.1% (#2)	14.5% (#1)
1970-2009[2]	9.4%		10.8%	9.4%	9.7%	10.3%

1988-2009[2]	7.0%	7.2%	9.4%	9.4%	-0.5%	10.6%	13.5%

*Developed Markets

1Data beginning January 1, 1988

2Returns through October 31, 2009

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2009 regional return range of 9.4% to 10.8% are all close to the 9.4% MSCI World Index return.

Observe that the MSCI World Index has enjoyed a more consistent pattern of returns over this period than most of its sub-indices. This is because regional bull and bear markets have tended to offset one another. The AC World Index has had even more consistent returns over the 1985-2009 period helped by even greater diversification.

Investors who invest globally by owning both the Thomas White American Opportunities and International Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

In falling market environments, less volatile performance encourages investors to stay the course. This promotes success in reaching one’s long-term investment goals.

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THE WORLD HAS CHANGED

The number of stocks on in the world has surged 107% since the end of the Cold War in 1989. As of October 2009, America’s 6,008 exchange-traded stocks now only represent 13.12% of the 45,786 stocks on the world’s 52 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to October 31, 2009[2]	1960	1970	1980	1990	2000	2009
Developed Markets	99.9%	99.8%	99.2%	97%	96%	80%

Unites States	72%	66%	57%	43%	51%	35%

Canada	3%	2%	3%	2%	2%	3%

Europe	22%	22%	23%	25%	28%	27%

Asia Pacific	3%	8%	16%	27%	15%	15%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	20%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$32.8

1World Federation of Exchanges, Focus-Oct 2009

2Source: Thomas White International Ltd.

Globalization has spurred growth in every region of the world. Non-U.S. stocks now represent over half of the total world stock market value. Of course, Americans are familiar with many international firms: Sony, Nokia, Toyota, BMW, L’Oreal, Daimler AG, Samsung, Unilever, Heineken, Volvo Nestle, UBS, ING Volkswagen, Roche, Honda, Royal Dutch Shell and Canon.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities on a global basis.

The Thomas White American Opportunities and International Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The two portfolios complement one another in that, when combined, they have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning both of the Thomas White Funds.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund produced returns of +15.63% over the six months ending October 31, 2009 compared to +20.75% for the benchmark Russell Midcap Index. The Fund’s trailing one-, three-, five- and ten-year annualized returns at the end of October were +3.62%, -8.77%, -0.45% and +4.19%, respectively, compared to the benchmark’s +18.75%, -6.71%, +2.40% and +5.09% for the same periods. Since inception, the Fund has returned annualized +4.61% versus +5.68% for the benchmark.

Swift Recovery Narrows Last Year’s Value Erosion

The contrast between the first and the second half of the past year could not have been sharper. As the world came close to a financial meltdown late last year, equity markets plunged. It was a period when fear dominated most asset markets, as the ills that plagued the economy and the policy responses to fight them were equally unprecedented. For businesses and individuals alike, the disruptions in the financial markets were intense and the repercussions on the broader economy were painful. Throughout last winter, it appeared as if it would take quite some time before the economy recovered and equity prices regained their losses.

Fortunately for investors, the recovery since early spring of this year has nearly matched the speed and intensity of the decline. Allaying fears of a protracted economic downturn, most economic indicators have shown sustained improvement due to the Federal Reserve’s expansive monetary policy and government stimulus measures. In the manufacturing sector, production and new orders have been expanding steadily over the past several months, while employment in the sector has started growing recently. The beleaguered automobile sector, one of the biggest employers in the country, is in much better shape than earlier this year. Even the residential housing sector, where the credit crisis originated, is showing clear signs of recuperating. Both existing home sales and home prices have increased appreciably, compared to prior-year periods. Though several risks to economic growth remain, the positive third quarter GDP growth has confirmed that the U.S. has climbed out of the recession.

Portfolio Review

The American Opportunities Fund’s returns over the last one year have been particularly impacted by our disciplined approach to stock selection during this period. As last year’s financial crisis and the economic downturn that followed were exceptional in scale and depth, and the risks were inordinately high, our strategies were aimed at limiting further value erosion. We avoided volatile, high-beta stocks with poor balance sheet quality, as the downside risks they

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

carried were relatively larger. This approach helped the Fund outperform the benchmark at the peak of the financial crisis last year, and during most down-market months this year.

As with most such recoveries, however, the current market upturn was led by stocks of firms that carried the most business and balance sheet risks. These stocks had seen dramatic value erosions during the crisis, which subsequently accentuated the pace and extent of their positive bounce-back during the recovery. The Fund’s portfolio had few such stocks when the market started reviving, which cost the Fund upside potential during the review period.

The Fund’s financial services holdings were some of the biggest gainers during the reporting period as they benefited from the easing of credit markets and the sector’s return to stability. Insurer Torchmark Corp. (+38.4%), and healthcare REITs Ventas, Inc. (+40.1%) and HCP, Inc. (+34.8%) posted impressive returns. Technology service providers Harris Corporation (+36.4%) and PerkinElmer, Inc. (+27.7%) gained on the improved demand outlook for the sector. Healthcare firms Humana, Inc. (+30.6%) and Bio-Rad Laboratories, Inc. (+28.3%) benefited from the prospect of increased healthcare spending, despite uncertainties about reforms in the sector. With the tobacco business relatively less sensitive to economic cycles, tobacco products manufacturers Reynolds American, Inc. (+27.6%) and Lorillard, Inc. (23.1%) added value. Discount retailer

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +61.68% for the Fund and +80.25% for the Russell Midcap Index. The one-year return for the Fund was 3.62% The Fund’s average annual total return since inception was +4.61%. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

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OCTOBER 31, 2009

The TJX Companies, Inc. (+33.5%), which gained from the consumer downshift to more affordable products, and packaging products manufacturer Ball Corporation (+30.8%) were the other outperformers.

Among the underperformers, defense systems and services provider L-3 Communications Holdings, Inc. (-5.1%) and aerospace and defense equipment manufacturer Alliant Techsystems, Inc. (-2.3%) lost value as the demand outlook remained subdued. Restaurant operator Yum Brands, Inc. (-1.6%) declined on uncertain consumer demand outlook. As the revival in construction activity has been slow, building materials producer Martin Marietta Materials, Inc. (-0.8%) was negatively affected. Though many large banks fortified their balance sheets with fresh capital, smaller regional banks continued to fail and fears of further credit losses remained. Among the regional bank holding firms in the Fund’s portfolio, BancorpSouth, Inc. (-2.9%) and Hudson City Bancorp, Inc. (+4.6%) returned less than the portfolio average. Oil refiner and retailer Valero Energy Corp. (-8.8%), consumer information services provider Equifax Inc. (-6.1%), and regional utility NSTAR (-1.5%) also lost value during the review period.

Unemployment Could Restrict Pace of Growth

As the effects of the stimulus measures wane and monetary measures wind down, we believe economic growth next year and beyond will become increasingly dependent on consumer spending. However, consumers will likely be restrained by high unemployment and deleveraging. Though the job losses have slowed down, it may take some time for the economy to add new jobs as credit availability to small businesses continues to be tight. In our opinion, income levels may remain under pressure until the job losses end, and wage levels and the average working hours recover. The labor market uncertainties and tighter credit standards should encourage consumers to cut down on their debt levels, which is likely to keep consumer demand subdued.

The majority of U.S. companies reported third quarter earnings which beat expectations. The stimulus incentives have helped some sectors, while the weak dollar and the revival of global demand have come to the aid of exporters. However, a substantial portion of the earnings improvement has come from cost reductions and not from increased sales. If consumer demand remains restricted as expected, firms may find it difficult to sustain the cost savings in the coming quarters.

Although we are encouraged by the improvement in the economic outlook, we remain conscious of the risks that persist. We at Thomas White International value the confidence that our long-term shareholders and advisors have held in us during this volatile period, and we remain fully committed to meeting your domestic equity investment goals.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Average Annual Returns as of October 31, 2009[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
American Opportunities Fund	15.63%	11.41%	3.62%	(8.77)%	(0.45%)	4.19%	4.61%
Russell Midcap Index	20.75%	26.79%	18.75%	(6.71)%	2.40%	5.09%	5.68%

Operating Expenses[2]
Year ended October 31, 2009	1.35%

Portfolio Turnover
Year ended October 31, 2009	83.15%

Sector Allocation	% of TNA
Aerospace	1.8%
Banking	4.9%
Building	1.5%
Capital Goods	1.7%
Chemicals	1.3%
Communications	2.4%
Consumer Durables	0.8%
Consumer Retail	5.8%
Consumer Staples	6.3%
Energy	7.1%
Financial Diversified	9.5%

Sector Allocation	% of TNA
Forest & Paper	1.3%
Healthcare	7.4%
Industrial	5.3%
Insurance	7.0%
Metals	1.3%
Services	10.6%
Technology	12.3%
Transportation	1.3%
Utilities	9.2%
Cash & Other	1.2%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $16.4 billion)	2.3%
Mid Cap ($3.8-16.4 billion)	51.2%
Small Cap (under $3.8 billion)	45.3%
Cash & Other	1.2%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$10.25	$17.7 million	2.00% within 60 days	None

1Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. All indices are unmanaged and returns assume the reinvestment of dividends. The American Opportunities Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

2 In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.74%.

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Investment Portfolio	October 31, 2009

Sector	Issue	Shares	Value

COMMON STOCKS (98.8%)

AEROSPACE (1.8%)
	Alliant Techsystems	1,075	$83,614
	L-3 Communications	3,250	234,943

			318,557

BANKING (4.9%)
	Bancorp South Inc	6,150	138,867
	Bank Of Hawaii	3,900	173,160
	Commerce Bancshares	9,812	376,388
	Hudson City Bancorp	13,650	179,361

			867,776

BUILDING (1.5%)
	Martin Marietta Materials Inc	2,400	199,968
	Shaw Group Inc *	2,600	66,716

			266,684

CAPITAL GOODS (1.7%)
	Harsco Corp	3,750	118,088
	Parker Hannifin	3,500	185,360

			303,448

CHEMICALS (1.3%)
	Eastman Chemical	2,150	112,897
	Lubrizol Corp	1,650	109,824

			222,721

COMMUNICATIONS (2.4%)
	Frontier Communications	9,850	70,625
	Level 3 Communications *	83,300	98,294
	Virgin Media	18,600	259,842

			428,761

CONSUMER DURABLES (0.8%)
	Toro Co	3,600	133,272

CONSUMER RETAIL (5.8%)
	Abercrombie & Fitch	4,100	134,562
	BJ’s Wholesale Club *	5,650	197,920
	JC Penny	8,800	291,544
	Radioshack Corp	9,300	157,077
	TJX Companies	6,750	252,113

			1,033,216

CONSUMER STAPLES (6.3%)
	Conagra Inc	22,600	474,600
	Lorillard Inc	3,500	272,020
	Reynolds American	7,600	368,448

			1,115,068

See Notes to Financial Statements

www.thomaswhite.com	13

Thomas White American Opportunities Fund

Sector	Issue	Shares	Value

ENERGY (7.1%)
	Oil States International Inc *	5,700	$196,308
	Plains Exploration *	18,950	502,175
	Smith International Inc	14,600	404,858
	Valero Energy	8,300	150,230

			1,253,571

FINANCIAL DIVERSIFIED (9.5%)
	Ameriprise Financial	3,350	116,145
	Federated Investors	6,500	170,625
	HCP Inc	9,650	285,544
	Health Care REIT Inc	4,900	217,413
	Interactive Brokers *	2,250	36,023
	Nationwide Health	6,550	211,238
	Realty Income Corp	13,850	321,043
	Ventas Inc	7,950	319,033

			1,677,064

FOREST & PAPER (1.3%)
	International Paper	10,150	226,446

HEALTHCARE (7.4%)
	Bio-Rad Labs *	1,625	145,259
	Edwards Lifesciences *	2,525	194,273
	Express Scripts Inc *	2,550	203,796
	Humana Inc *	3,850	144,683
	Schein Henry Inc *	3,475	183,584
	St. Jude Medical Inc *	4,500	153,360
	Watson Pharmaceutical *	8,100	278,802

			1,303,757

INDUSTRIAL (5.3%)
	Ball Corp	3,300	162,789
	Crane Co	4,100	114,185
	Eaton Corp	4,950	299,227
	Packaging Corp	9,100	166,348
	SPX Corp	1,650	87,087
	Teleflex Inc	2,250	111,937

			941,573

INSURANCE (7.0%)
	Allied World	4,050	181,278
	American Financial Group	7,800	191,880
	Lincoln National Corp	9,850	234,725
	Partnerre Ltd	2,400	183,552
	Stancorp Financial Group	2,300	84,433
	Torchmark Corp.	7,050	286,230
	Unum Group	4,200	83,790

			1,245,888

METALS (1.3%)
	Allengheny Technologies	4,125	127,297
	US Steel Corp	2,900	100,021

			227,318

See Notes to Financial Statements

14	www.thomaswhite.com

Investment Portfolio	October 31, 2009

Sector	Issue	Shares	Value

SERVICES (10.6%)
	Brink’s Home Security Holdings *	3,400	$105,332
	Dreamworks Animation *	6,400	204,800
	Hasbro	8,200	223,614
	Hertz *	23,900	222,509
	International Speedway	8,150	207,906
	Service Corp International	38,350	263,464
	WW Grainger Inc	3,300	309,309
	Yum! Brands Inc	10,400	342,680

			1,879,614

TECHNOLOGY (12.3%)
	Accenture Ltd.	5,600	207,648
	AVX Corp	20,400	230,928
	CACI International Inc *	8,524	405,913
	Computer Sciences *	3,500	177,485
	Equifax	6,300	172,494
	Expedia *	5,500	124,685
	Fiserv Corp *	4,200	192,654
	Harris Corp	5,350	223,202
	Linear Technology Cp	2,900	75,052
	Perkin Elmer	8,100	150,741
	Synopsys Inc *	3,000	66,060
	Western Digital *	4,950	166,716

			2,193,578

TRANSPORTATION (1.3%)
	Kirby Corporation *	7,050	238,290

UTILITIES (9.2%)
	Alliant Energy Corp *	9,500	252,320
	American Electric Power	5,950	179,809
	NStar	7,800	241,410
	Oneok	2,850	103,198
	Scana Corp	5,300	179,352
	Sempra Energy	5,200	267,540
	Southern Union	7,100	138,947
	Wisconsin Energy	6,000	262,020

			1,624,596

Total Common Stocks		(Cost $17,141,201)	17,501,198

SHORT TERM OBLIGATIONS (1.3%)

	American Family Financial Services Demand Note 0.10%, due 6/21/2010	$228,899	$228,899

Total Short Term Obligations		(Cost $228,899)	228,899

Total Investments	100.1%	(Cost $17,370,100)	$17,730,097
Other Assets, Less Liabilities	(0.1)%		(17,124)
Total Net Assets	100.0%		$17,712,973

* Non-Income Producing Securities

See Notes to Financial Statements

www.thomaswhite.com	15

THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund produced an investment return of +31.78% for the six months ended October 31, 2009, compared to +32.73% for the benchmark MSCI All Country World ex-U.S. Index. The International Fund continues to enjoy strong long-term relative performance, returning +8.03% annualized since its inception in June 1994, against +5.29% for the benchmark index. The Fund has returned +9.09% and +5.20% for the trailing 5- and 10-year periods, respectively, higher than +7.10% and +3.54% for the MSCI All Country World ex-U.S. index for the same periods. For the trailing fiscal year, the Fund returned +25.15% versus +34.10% for the benchmark.

For the trailing 3-year period the Fund returned -3.34% versus -2.95% for the benchmark.

Strong but Divergent Regional Performance

If 2008 will go down in history as the worst year for global asset markets since the Great Depression, 2009 will be remembered for the swift recovery in asset and commodity prices, boosted by the sustained improvement in global economic conditions. Most economic indicators have been healing since early spring, though rising unemployment in some developing economies remains a concern. The recovery was greatly aided by the unprecedented fiscal and monetary stimulus programs implemented by governments and central banks. Measures such as aggressive interest rate cuts, massive liquidity infusions to calm the markets, capital support for hard-hit banks and financial firms, as well as tax breaks and other incentives to revive housing and consumer demand, have prevented further deterioration in economic conditions and have paved the way for an early rebound.

The recovery has been the strongest in emerging BRIC economies, which include Brazil, Russia, India and China, where the policy responses were the most aggressive. The relative performance of regional MSCI equity benchmarks during the review period reflects the regional differences in the pace of the recovery. Pacific ex-Japan (+49.2%) led the gains among developed markets, followed by the U.K. (+34.9%), Continental Europe (+32.9%) and Canada (+28.5%). Latin America (+49.5%) outperformed other emerging markets, including Emerging Markets Europe & Africa (EMEA) (+40.2%) and Emerging Asia (+36.0%). The disparity in regional returns underscores the importance of maintaining a diversified international portfolio to capture growth outside domestic markets, which is a goal of the International Fund. The S&P 500 Index, which includes large-cap U.S. stocks, returned only +20.0% during this period, underperforming most international benchmarks.

Reviewing the Portfolio

Rather than benefiting from short-term volatility, the Fund’s portfolio is designed to outperform over the long-term, when equity prices are closely tied to economic

16	www.thomaswhite.com

OCTOBER 31, 2009

fundamentals and reflect the price changes inevitable during normal business cycles. Accordingly, the Fund lagged its benchmark over the reporting period, which has been one of the most volatile markets in history. As last year’s financial crisis and the economic downturn that followed were exceptional in scale and depth and the risks were inordinately high, our strategies were aimed at limiting further price erosion. We avoided the volatile, high-beta stocks with poor balance sheet quality, as the downside risks they carry are relatively high. However, this prudent strategy came at the cost of some upside potential in the subsequent months, as stocks with these characteristics have led the recovery since March. Taking into account the improved economic conditions and easing business and financial risks, the Fund portfolio has since been rebalanced, reducing our weights in Consumer Staples and Healthcare, while increasing our positions in Financial and Emerging Markets securities.

The Fund’s banking and financial service holdings posted good returns during the review period, reflecting the sector’s return to stability and the improved outlook for credit markets. Several large global banks strengthened their capital base and most are now confident that loan losses are unlikely to surge. Israeli banking and financial services group Israel Discount Bank, Ltd. (+104.9%), Norwegian financial services group DnB NOR ASA (+80.9%), Australia’s Westpac Banking Corp. (+70.4%), as well as European insurers Legal & General Group (+49.5%) and Vienna Insurance Group (+43.7%) were among the prominent performers during the past six months. The recovery in international commodity prices and improved demand from government stimulus programs helped the portfolio’s energy, metals and industrial holdings over the reporting period. Among the gainers were Polish oil refiner Grupa Lotos S.A. (+82.1%), Dutch oilfield services provider Fugro N.V. (+54.8%), Swedish tool and machinery maker Sandvik AB (+70.1%), as well as mining companies Vale S.A. (+61.0%) and Sumitomo Metal Mining Co (+45.2%).

Subdued consumer spending in most developed economies affected the returns from the Fund’s holdings such as communication equipment manufacturer Nokia Oyj (-12.2%), while communication service providers Bouygues (+10.0%), France Telecom S.A. (+11.2%) and NTT (+11.6%) returned less than the portfolio mean. The relatively slow pace of demand recovery in Japan and the currency gains during the reporting period affected the portfolio’s holdings in Japan, including power utility Hokuriku Electric Power (+1.7%), financial services group Sumitomo Mitsui Financial Group (+1.8%), component manufacturer and exporter Minebea Co Ltd (+12.2%), Central Japan Railway Co. (+13.5%), and gaming machine manufacturer and amusement facility operator Sankyo Co Ltd. (+14.6%).

Pace of Growth May Slow Down

The robust gains notched up by the leading economic indicators have encouraged upward revisions in global economic forecasts for the next year and beyond. The Organization for Economic Co-operation and Development has doubled next year’s GDP growth forecast for the developed economies and the estimates for the emerging economies are even stronger. However, as global economic activity remains mostly driven by government spending, the pace of growth will likely weaken when the stimulus measures are unwound. In our opinion, the diminishing returns from further stimulus

www.thomaswhite.com	17

THOMAS WHITE INTERNATIONAL FUND

spending may make political support less forthcoming for new programs in developed economies. Countries where political agreement is less critical for the success of policy implementation are likely to be constrained by rising fiscal deficits.

Apart from stabilizing commodity prices, several emerging economies are now benefiting from the incipient recovery in global demand for manufactured goods. However, the substantial currency gain due to increased capital flows could restrict export growth for several countries. As these fast growing economies are likely to see interest rate hikes earlier than others, capital inflows could rise even further. To limit the damage, countries like Brazil are being forced to impose taxes on capital inflows.

We believe high unemployment in major developed economies, which restricts consumer spending, remains one of the most significant risks to global growth. Weak labor market conditions have led to a decline in real wages in these countries and the working hours have either declined or remain stagnant. As employers remain hesitant to add new jobs, mostly due to credit availability constraints, it is likely that the unemployment rate will remain high in several developed economies. This will likely restrict revenue growth for businesses and earnings growth may slow down as firms exhaust their avenues for cost cuts.

Although we are encouraged by the improvement in the economic outlook, we remain attentive to the portfolio risks that persist. We at Thomas White International appreciate the confidence that our long-term shareholders and advisors have held in us during this volatile period, and we remain fully committed to meeting your international equity investment goals.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +227.26% for the Fund and +120.64% for the MSCI All Country World ex US Index. The one-year return for the Fund was -25.15%. The Fund’s average annual total return since inception was +8.03%.The MSCI Index includes reinvestment of dividends net of foreign withholding taxes. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

18	www.thomaswhite.com

OCTOBER 31, 2009

Average Annual Returns as of October 31, 2009[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	31.78%	24.94%	25.15%	(3.34)%	9.09%	5.20%	8.03%
MSCI All World ex US Index	32.73%	34.66%	34.10%	(2.95)%	7.10%	3.54%	5.29%

Operating Expenses
Year ended October 31, 2009	1.46%

Portfolio Turnover
Year ended October 31, 2009	59.20%

Country Allocation	% of TNA
Australia	1.0%
Austria	1.1%
Belgium	0.5%
Brazil	4.3%
Canada	4.6%
Denmark	0.2%
Finland	1.1%
France	7.9%
Germany	5.1%
Hong Kong	7.1%
India	1.6%
Indonesia	2.3%
Israel	1.3%
Italy	2.4%
Japan	15.1%
Malaysia	1.1%

Country Allocation	% of TNA
Mexico	1.9%
Netherlands	3.0%
Norway	0.9%
Poland	0.4%
Portugal	0.4%
Russia	1.8%
Singapore	3.2%
South Africa	3.9%
South Korea	4.0%
Spain	4.0%
Sweden	1.2%
Switzerland	3.6%
United Kingdom	11.0%
United States	0.8%
Cash & other assets	3.2%

Sector Allocation	% of TNA
Banking	16.4%
Building	0.4%
Capital Goods	2.7%
Chemicals	3.4%
Communications	6.1%
Consumer Durables	3.9%
Consumer Retail	4.6%
Consumer Staples	8.4%
Energy	11.3%
Financial Diversified	4.9%
Health Care	6.6%
Industrial	2.6%
Insurance	4.6%
Metals	7.1%
Services	3.7%
Technology	5.7%
Transportation	1.9%
Utilities	2.5%
Cash & Other	3.2%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$14.50	$359.7 million	2.00% within 60 days	None

1MSCI All Country Indices represent both the developed and the emerging markets for a particular region. For example, the MSCI All Country Far East Index includes both developed markets such as Hong Kong and Singapore and emerging markets such as Indonesia and Thailand. The MSCI All Country World Index includes 48 markets. The MSCI All Country World ex US Index represents the same countries as the All Country Index except it does not include the U.S. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

www.thomaswhite.com	19

Thomas White International Fund

Country	Issue	Industry	Shares	Value

COMMON STOCKS (92.5%)

AUSTRALIA (1.0%)
	BHP Billiton # +	Metals	34,000	$1,116,165
	Westpac Banking Corp +	Banking	110,000	2,560,877

				3,677,042

AUSTRIA (1.1%)
	OMV AG +	Energy	41,600	1,719,062
	Vienna Insurance # +	Insurance	38,100	2,145,030

				3,864,092

BELGIUM (0.5%)
	Solvay SA +	Chemicals	17,151	1,686,026

CANADA (4.6%)
	Bank Nova Scotia	Banking	35,447	1,482,549
	Bank Of Montreal	Banking	46,800	2,165,445
	Canadian Natural Resources	Energy	35,600	2,310,582
	Canadian Pacific Railway	Transportation	44,000	1,907,378
	Encana Corp	Energy	25,600	1,419,717
	Nexen Inc	Energy	83,700	1,801,023
	Rogers Communications (TSX listed) #	Services	37,500	1,098,000
	Rogers Communications (NYSE listed) #	Services	27,800	815,830
	Talisman Energy	Energy	215,000	3,668,438

				16,668,962

DENMARK (0.2%)
	H Lundbeck A/S # +	Health Care	39,800	768,980

FINLAND (1.1%)
	Metso Oyj +	Capital Goods	65,000	1,813,162
	Nokia Oy # +	Technology	68,700	866,795
	Pohjola Bank Plc # +	Banking	102,000	1,132,373

				3,812,330

FRANCE (7.9%)
	Axa SA # +	Insurance	149,900	3,724,790
	BNP Paribas # +	Banking	73,700	5,543,736
	Bouygues # +	Communication	50,150	2,359,307
	Bureau Veritas SA # +	Services	21,600	1,190,782
	Christian Dior +	Consumer Staple	32,250	3,217,060
	Credit Agricole SA # +	Banking	82,000	1,574,654
	France Telecom SA # +	Communication	91,000	2,249,811
	Sanofi-Aventis # +	Health Care	65,100	4,757,827
	Schneider Electric # +	Industrial	19,900	2,066,754
	Veolia Environnement # +	Utilities	49,650	1,616,510

				28,301,231

GERMANY (5.1%)
	BASF # +	Chemicals	83,450	4,463,824
	Deutsche Bank AG +	Banking	37,000	2,643,554
	Muenchener Rueckver +	Insurance	16,600	2,642,592

See Notes to Financial Statements

20	www.thomaswhite.com

Investment Portfolio	October 31, 2009

Country	Issue	Industry	Shares	Value

	RWE AG +	Utilities	45,300	$3,952,864
	SAP AG +	Technology	57,900	2,614,897
	SGL Carbon AG * # +	Industrial	50,200	1,908,037

				18,225,768

HONG KONG (7.1%)
	Agile Property Holdings # +	Financial Div.	1,980,000	2,540,736
	Bank Of Communication +	Banking	1,370,000	1,634,684
	Cheung Kong +	Financial Div.	313,000	3,965,522
	Dongfeng Motor Group +	Consumer Durables	5,264,000	6,241,525
	Industry & Commerce Bank Of China +	Banking	4,305,000	3,423,766
	Jardine Strategic # +	Financial Div.	202,000	3,516,295
	MTR Corp +	Transportation	674,000	2,380,905
	Swire Pacific Ltd +	Industrial	156,000	1,904,542

				25,607,975

INDIA (1.6%)
	Infosys Technologies Ltd # +	Technology	125,100	5,754,600

INDONESIA (2.3%)
	Bank Rakyat Indonesi +	Banking	1,943,000	1,413,144
	Gudang Garam Tbk Pt +	Consumer Staple	2,342,000	3,464,052
	Indo Tambangraya +	Metals	838,500	1,954,208
	Semen Gresik Persero +	Building	2,045,000	1,444,793

				8,276,197

ISRAEL (1.3%)
	Israel Discount Bank * +	Banking	652,000	1,237,300
	Teva Pharma ADR #	Health Care	65,100	3,286,248

				4,523,548

ITALY (2.4%)
	ENI Spa +	Energy	159,600	3,956,532
	Intesa Sanpaolo +	Banking	1,106,300	4,660,067

				8,616,599

JAPAN (15.1%)
	Amada Co Ltd +	Capital Goods	278,000	1,705,864
	Asahi Breweries Ltd +	Consumer Staple	315,300	5,603,102
	Astellas Pharma Inc. +	Health Care	45,600	1,669,927
	Central Japan Railway +	Transportation	185	1,235,536
	Eisai Co +	Health Care	28,600	1,013,750
	Fast Retailing Co +	Consumer Retail	14,600	2,414,117
	Fuji Electric Holdings +	Capital Goods	900,000	1,661,760
	Hino Motors Ltd +	Consumer Durables	470,000	1,709,672
	Hokuriku Electric Power +	Utilities	79,900	1,831,628
	Honda Motor +	Consumer Durables	134,500	4,163,084
	Kamigumi Co Ltd +	Transportation	160,000	1,187,248
	Marubeni +	Industrial	664,000	3,311,766
	Minebea Co Ltd +	Technology	761,000	3,181,437
	Nintendo Co +	Services	5,400	1,377,387
	Nippon Electric Glass +	Chemicals	183,000	1,995,267
	Nissan Motor Company +	Consumer Durables	271,700	1,932,575
	Nitori Co Ltd +	Consumer Retail	23,800	1,940,964

See Notes to Financial Statements

www.thomaswhite.com	21

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	NTT +	Communication	44,500	$1,838,958
	Sankyo Co Gunma +	Services	49,000	2,792,628
	Sony Financial Holdings +	Insurance	725	2,072,406
	Sumitomo Metal Mining +	Metals	54,000	845,143
	Sumitomo Mitsui Financial +	Banking	79,100	2,717,773
	Tokuyama Corp +	Chemicals	178,000	1,105,487
	Toyo Suisan Kaisha +	Consumer Staple	107,000	2,806,503
	Yamada Denki Co Ltd +	Consumer Retail	35,000	2,133,495

				54,247,477

MALAYSIA (1.1%)
	Hong Leong Bank Bhd	Banking	724,000	1,580,492
	Petronas Dagangan	Energy	269,600	701,176
	Tanjong Plc	Services	404,500	1,786,353

				4,068,021

MEXICO (1.9%)
	America Movil SAB	Communication	1,842,400	4,071,888
	Grupo Financiero Bank	Financial Div.	419,000	1,339,250
	Grupo Mexico SAB	Metals	684,400	1,373,180

				6,784,318

NETHERLANDS (3.0%)
	Arcelormittal +	Metals	36,600	1,225,291
	Fugro Nv-Cva # +	Energy	26,600	1,481,096
	Koninklijke Dsm Nv +	Chemicals	65,700	2,874,198
	Unilever Nv-Cva # +	Consumer Staple	168,200	5,179,635

				10,760,220

NORWAY (0.9%)
	DNB NOR Asa +	Banking	159,400	1,828,175
	Petroleum Geo-Services *+	Energy	80,000	751,216
	Seadrill Ltd # +	Energy	40,000	833,996

				3,413,387

POLAND (0.4%)
	Grupa Lotos SA * +	Energy	153,700	1,382,685

PORTUGAL (0.4%)
	Banco Comercial Portugal +	Banking	990,000	1,408,770

RUSSIA (1.8%)
	Oao Gazprom GDR +	Energy	116,900	2,791,268
	Tatneft GDR +	Energy	135,833	3,532,025

				6,323,293

SINGAPORE (3.2%)
	Jardine Cycle & Carriage +	Consumer Retail	247,000	4,040,525
	Singapore Telecom +	Communication	1,872,000	3,878,035
	United Overseas Bank +	Banking	288,000	3,441,744

				11,360,304

See Notes to Financial Statements

22	www.thomaswhite.com

Investment Portfolio	October 31, 2009

Country	Issue	Industry	Shares	Value

SOUTH AFRICA (3.9%)
	African Rainbow Mine +	Metals	59,300	$1,145,937
	Anglogold Ashanti +	Metals	64,400	2,408,760
	Arcelormittal SA +	Metals	54,003	726,270
	Aspen Pharmacare +	Health Care	178,500	1,498,293
	MTN Group Ltd +	Communication	171,300	2,571,299
	Pick’n Pay Stores +	Consumer Retail	288,600	1,492,293
	Remgro Ltd +	Financial Div.	194,000	2,274,728
	Shoprite Holdings +	Consumer Retail	231,300	1,875,311

				13,992,891

SOUTH KOREA (4.0%)
	LG Electronics +	Technology	27,000	2,507,363
	Posco ADR #	Metals	30,150	3,078,918
	Samsung Electronics +	Technology	9,000	5,418,659
	SK Telecom +	Communication	10,800	1,651,363
	S-Oil Corp +	Energy	33,850	1,650,113

				14,306,416

SPAIN (4.0%)
	Banco Santander SA +	Banking	492,275	7,923,215
	Repsol +	Energy	115,100	3,063,870
	Telefonica SA +	Communication	116,400	3,248,596

				14,235,681

SWEDEN (1.2%)
	Atlas Copco # +	Capital Goods	169,800	2,319,909
	Sandvik AB # +	Capital Goods	180,500	2,034,253

				4,354,162

SWITZERLAND (3.6%)
	GAM Holdings Ltd +	Banking	43,200	526,392
	Julius Baer Group +	Financial Div.	43,200	1,626,199
	Novartis +	Health Care	119,500	6,233,263
	Zurich Financial +	Insurance	20,450	4,681,463

				13,067,317

UNITED KINGDOM (11.0%)
	Anglo American Plc # +	Metals	45,600	1,656,885
	Astrazeneca Plc +	Health Care	97,000	4,361,081
	BHP Billiton Plc # +	Metals	149,600	4,047,293
	BP Plc +	Energy	159,200	1,499,712
	Centrica Plc +	Utilities	388,200	1,577,257
	Compass Group Plc # +	Services	377,875	2,399,808
	G4S Plc +	Services	450,300	1,867,034
	HSBC Holdings Plc +	Banking	336,325	3,722,849
	Imperial Tobacco +	Consumer Staple	165,200	4,869,815
	Legal & General Group # +	Insurance	1,100,000	1,413,390
	Next Plc +	Consumer Retail	85,000	2,495,685
	Rio Tinto Plc ADR #	Metals	7,300	1,299,619
	Royal Dutch Shell B +	Energy	180,900	5,241,704
	Standard Chartered +	Banking	148,300	3,642,678

				40,094,810

See Notes to Financial Statements

www.thomaswhite.com	23

Thomas White International Fund

Country	Issue	Industry	Shares	Value

UNITED STATES (0.8%)
	Philip Morris International Inc	Consumer Staple	63,000	$2,983,680

				2,983,680

Total Common Stocks		(Cost $309,605,304)		332,566,782

PREFERRED STOCKS (4.3%)

BRAZIL (4.3%)
	Cia De Bebidas Das A	Consumer Staple	22,800	2,067,949
	Cia Vale Do Rio Doce	Metals	203,164	4,550,772
	Itau Unibanco Multip	Banking	187,440	3,565,315
	Itausa-Investimentos	Financial Div.	411,000	2,335,960
	Petroleo Brasileir	Energy	150,400	2,992,283

				15,512,279

Total Preferred Stocks		(Cost $10,009,171)		15,512,279

RIGHTS (0.0%)
	Banco Santander Rights; expiration date 11/02/09		492,219	86,887

Total Rights		(Cost $90,841)		86,887

SHORT TERM OBLIGATIONS (20.9%)

	The Northern Trust Company Eurodollar Time Deposit 0.00%, due 11/02/09	$10,393,904		$10,393,904

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio	64,834,491		64,834,491

Total Short Term Obligations		(Cost $765,228,395)		75,228,395

Total Investments	117.7%	(Cost $394,933,711)		$423,394,343
Other Assets, Less Liabilities	(17.7)%			(63,689,944)
Total Net Assets	100.0%			$359,704,399

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2009 - See Note 1 (g) to Financial Statements.

+	Fair Valued Security

ADR - American Depositary Receipt. GDR - Global Depositary Receipt

See Notes to Financial Statements

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Investment Portfolio	October 31, 2009

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$3,677,042	$-------	$3,677,042
Austria	-------	3,864,092	-------	3,864,092
Belgium	-------	1,686,026	-------	1,686,026
Canada	16,668,962	-------	-------	16,668,962
Denmark	-------	768,980	-------	768,980
Finland	-------	3,812,330	-------	3,812,330
France	-------	28,301,231	-------	28,301,231
Germany	-------	18,225,768	-------	18,225,768
Hong Kong	-------	25,607,975	-------	25,607,975
India	5,754,600	-------	-------	5,754,600
Indonesia	-------	8,276,197	-------	8,276,197
Israel	-------	4,523,548	-------	4,523,548
Italy	-------	8,616,599	-------	8,616,599
Japan	-------	54,247,477	-------	54,247,477
Malaysia	-------	4,068,021	-------	4,068,021
Mexico	6,784,318	-------	-------	6,784,318
Netherlands	-------	10,760,220	-------	10,760,220
Norway	-------	3,413,387	-------	3,413,387
Poland	-------	1,382,685	-------	1,382,685
Portugal	-------	1,408,770	-------	1,408,770
Russia	-------	6,323,293	-------	6,323,293
Singapore	-------	11,360,304	-------	11,360,304
South Africa	-------	13,992,891	-------	13,992,891
South Korea	-------	14,306,416	-------	14,306,416
Spain	-------	14,235,681	-------	14,235,681
Sweden	-------	4,354,162	-------	4,354,162
Switzerland	-------	13,067,317	-------	13,067,317
United Kingdom	-------	40,094,810	-------	40,094,810
United States	2,983,680	-------	-------	2,983,680
Total Common Stocks	$32,191,560	$300,375,222	$-------	$332,566,782

See Notes to Financial Statements

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Thomas White International Fund

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Brazil	$15,512,279	$-------	$-------	$15,512,279
Total Preferred Stocks	15,512,279	-------	-------	15,512,279
Rights	86,887	-------	-------	86,887
Short-Term Obligations	-------	75,228,395	-------	75,228,395
Total Investments	$47,790,726	$375,603,617	$-------	$423,394,343

For more information on valuation inputs, please refer to the accompanying footnotes.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2009

American Opportunities Fund		International Fund
ASSETS
Investments in securities at market value[1]	$17,730,097	$423,394,343
Receivables:
Dividends and interest	27,592	543,458
Reclaims	-------	519,561
Fund shares sold	-------	561,077
Due from manager	8,378	-------
Prepaid expenses	902	15,553
Total assets	17,766,969	425,033,992

LIABILITIES
Management fees	15,573	305,982
Accrued expenses	38,424	185,124
Payable for fund share redeemed	-------	3,996
Collateral on loaned securities[2]	-------	64,834,491
Total liabilities	53,997	65,329,593

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	19,568,161	366,270,913
Undistributed net investment income	-------	234,428
Accumulated net realized loss	(2,215,186)	(35,261,574)
Net unrealized appreciation on investments and foreign currency translations	359,997	28,460,632
Net assets	$17,712,972	$359,704,399
Shares outstanding	1,728,101	24,814,314
Net asset value and offering price per share	$10.25	$14.50
1 Cost Basis: American Opportunities Fund: $17,370,100 International Fund: $394,933,711
2 Value of securities out on loan at 10/31/2009: International Fund: $60,203,117
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2009

American Opportunities Fund		International Fund
INVESTMENT INCOME
Income:
Dividends	$394,868	$8,853,757	[1]
Interest	2,819	135,689
Total investment income	397,687	8,989,446
Expenses:
Investment management fees	158,314	2,757,713
Audit fees and expenses	3,471	58,524
Custodian fees	6,499	212,949
Trustees’ fees and expenses	6,802	80,691
Registration fees	27,001	55,000
Transfer agent fees	12,662	48,043
Printing expenses	6,196	68,819
Accounting, administration and compliance fees	27,730	367,927
Legal fees and expenses	12,154	213,380
Other expenses	14,361	164,286
Total expenses	275,190	4,027,332
Reimbursement from Investment Manager	(61,463)	0
Net expenses	213,727	4,027,332
Net investment income	183,960	4,962,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments & foreign currency transactions	(1,893,560)		(24,166,358)
Net change in unrealized appreciation on investments and foreign currency translations	2,460,739	95,277,629
Net gain on investments	567,179	71,111,271
Net increase in net assets from operations	$751,139	$76,073,385
1 Net of foreign taxes withheld of $703,843.
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

American Opportunities Fund					International Fund
	Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Change in net assets from operations:
Net investment income		$183,960	$85,133	$4,962,114		$3,808,837
Net realized loss		(1,893,560)	(404,851)	(24,166,358)		(10,472,052)
Net unrealized appreciation (depreciation) on investments		2,460,739	(8,298,410)	95,277,629		(142,630,386)
Net increase (decrease) in net assets from operations		751,139	(8,618,128)	76,073,385		(149,293,601)
Distributions to shareholders:
From net investment income		(142,050)	(47,918)	(4,727,686)		(3,589,155)
Return of capital		(67,485)	(39,765)	.......		(251,877)
Total distributions		(209,535)	(87,683)	(4,727,686)		(3,841,032)
Fund share transactions		1,336,728	(819,319)	100,360,398		78,499,370
Total increase (decrease)		1,878,332	(9,525,130)	171,706,097		(74,635,263)
Net assets:
Beginning of period		15,834,640	25,359,770	187,998,302		262,633,565
End of period		$17,712,972	$15,834,640	$359,704,399		$187,998,302
Undistributed net investment income	$	-------	$8,115	$234,428	$	-------
See Notes to Financial Statements.

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Notes to Financial Statements Year Ended October 31, 2009

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the “American Opportunities Fund”) that commenced operations on March 4, 1999, and the Thomas White International Fund (the “International Fund”) that commenced operations on June 28, 1994, collectively referred to as the “Funds”. The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

The Funds adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ACS 820”), effective November 1, 2008. Under ACS 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. ACS 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

-	Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

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Notes to Financial Statements Year Ended October 31, 2009

-	Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly. The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

-	Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of October 31, 2009, based on the inputs used to value them:

	American Opportunities Fund	International Fund
Level 1 - Common Stocks	$17,501,198	$32,191,560
Preferred Stocks	-------	15,512,279
Rights	-------	86,887
Total Level 1 -	17,501,198	47,790,726
Level 2 - Common Stocks	-------	300,575,222
Variable Rate Demand Notes	228,899	-------
Time Deposits	-------	75,228,395
Total Level 2 -	228,899	375,603,617
Level 3 -	-------	-------
Total	$17,730,097	$423,394,343

(B) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation)

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Notes to Financial Statements Year Ended October 31, 2009

on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

(C) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2009, open Federal tax years include the tax years ended October 31, 2006 through 2009. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(F) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING

The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment

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Notes to Financial Statements Year Ended October 31, 2009

securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as interest income. The value of loaned securities and related collateral outstanding at October 31, 2009, are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$60,203,117	$64,834,491

The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$135,363

(H) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $58,668 and the American Opportunities Fund charged $32 in redemption fees for the period ended October 31, 2009, which were included in net capital paid.

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Notes to Financial Statements Year Ended October 31, 2009

NOTE 2. SIGNIFICANT SHAREHOLDER.

At October 31, 2009, the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 54.8% and 14.2%, respectively, of each Fund’s outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2009, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

American Opportunities Fund
	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	171,831	$1,553,669	25,579	$355,904
Shares issued on reinvestment of dividends & distributions	20,256	208,641	9,174	87,248
Shares redeemed	(45,032)	(425,582)	(96,091)	(1,262,472)
Net increase (decrease)	147,055	$1,336,728	(61,338)	$(819,320)

International Fund
	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	14,617,516	$168,825,973	7,896,280	$140,049,102
Shares issued on reinvestment of dividends & distributions	321,194	4,650,882	337,715	3,775,799
Shares redeemed	(6,134,484)	(73,116,457)	(3,893,430)	(65,325,530)
Net increase	8,804,226	$100,360,398	4,340,565	$78,499,371

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. For the fiscal year ended October 31, 2009 the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund’s average daily net assets. These agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

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Notes to Financial Statements Year Ended October 31, 2009

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund’s average daily net assets for compliance and legal administration services.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust and U.S. Bancorp are the custodians for the International Fund and American Opportunities Fund, respectively. Northern Trust bills the International Fund quarterly based on the value of its holdings as of the previous quarter end plus transaction fees. U.S. Bancorp bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 and $10,000 per year for the International Fund and American Opportunities Fund, respectively. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. OTHER

For the year ended October 31, 2009, there was a trading error in the American Opportunities Fund. The Fund purchased shares of an exchange traded fund in violation of the Fund’s restriction against buying other open-ended mutual funds. There was a loss of $9,983 which the Advisor reimbursed to the Fund.

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Notes to Financial Statements Year Ended October 31, 2009

NOTE 7. INVESTMENT TRANSACTIONS

During the year ended October 31, 2009 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Opportunities Fund	$14,841,388	$12,887,483
International Fund	255,617,470	155,053,806

At October 31, 2009 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
American Opportunities Fund	$17,370,100	$1,596,287	$(1,236,290)	$359,997
International Fund	395,461,447	54,686,908	(26,226,276)	28,460,632

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$-------	$-------	$359,997	$(2,215,186)	$(1,855,189)
International Fund	234,428	-------	28,460,631	(35,261,574)	(6,566,515)

As of October 31, 2009, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	American Opportunities Fund	International Fund
10/31/2016	$371,650	$11,090,484
10/31/2017	1,843,536	24,171,090
Total	$2,215,186	$35,261,574

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Notes to Financial Statements Year Ended October 31, 2009

The tax character of distributions paid during the year ended October 31, 2009 were as follows:

	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$142,050	$67,485	$-------	$209,535
International Fund	4,727,686	-------	-------	4,727,686

NOTE 8. SUBSEQUENT EVENTS

Subsequent events have been evaluated through December 23, 2009, which is the date the financial statements were issued. Subsequent events have not been evaluated after this date.

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2009 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid Per Share
International Fund	$8,777,483	$703,843	$0.03

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Year Ended October 31, 2009

FINANCIAL HIGHLIGHTS

American Opportunities Fund
	Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$10.01		$15.44	$14.97	$14.75	$14.52

Income from investment operations:
Net investment income (loss)	0.08		0.05	0.11	0.07	(0.01)
Net realized and unrealized gains (losses)	0.28		(5.43)	1.71	2.12	1.76
Total from investment operations	0.36		(5.38)	1.82	2.19	1.75

Distributions:
From net investment income	(0.08)		(0.05)	(0.11)	(0.07)
From net realized gains				(1.24)	(1.90)	(1.52)
Tax return of capital	(0.04)		-------	-------	-------	-------
Total distributions	(0.12)		(0.05)	(1.35)	(1.97)	(1.52)

Change in net asset value for the year	0.24		(5.43)	0.47	0.22	0.23
Net asset value, end of year	$10.25		$10.01	$15.44	$14.97	$14.75
Total Return	3.62%	[1]	(34.79)%	12.37%	14.77%	12.17%
Ratios/supplemental data
Net assets, end of year (000)	$17,713		$15,835	$25,360	$23,808	$19,676

Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35% +	1.35% +	1.35% +	1.35% +
Net investment income/loss (net of reimbursement)	1.16%	+	0.38% +	0.69% +	0.44% +	(0.05%) +
Portfolio turnover rate	83.15%		39.59%	59.20%	44.68%	41.92%

(1)	Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by .056% and $0.01 respectively

+	In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.77% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.51% and the ratio of net investment income to average net assets would have been 0.22% for the year ended October 31, 2008.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 0.50% for the year ended October 31, 2007.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.17)% for the year ended October 31, 2005.

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Year Ended October 31, 2009

International Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$11.74	$22.51	$18.11	$14.52	$12.31

Income from investment operations:
Net investment income (loss)	0.19	0.27	0.28	0.21	0.18
Net realized and unrealized gains (losses)	2.76	(10.79)	6.10	4.63	3.28
Total from investment operations	2.95	(10.52)	6.39	4.84	3.46

Distributions:
From net investment income	(0.19)	(0.25)	(0.33)	(0.18)	(0.22)
From net realized gains	-------	-------	(1.65)	(1.07)	(1.03)
Total distributions	(0.19)	(0.25)	(1.99)	(1.25)	(1.25)

Change in net asset value for the year	2.76	(10.77)	4.40	3.59	2.21
Net asset value, end of year	$14.50	$11.74	$22.51	$18.11	$14.52
Total Return	25.15%	(46.69)%	35.36%	33.39%	28.27%

Ratios/supplemental data
Net assets, end of year (000)	$359,704	$187.998	$262,634	$146,739	$76,727

Ratio to average net assets:
Expenses (net of reimbursement)	1.46%	1.47%	1.42%	1.44%	1.50%
Net investment income/loss (net of reimbursement)	1.80%	1.49%	1.46%	1.07%	1.13%
Portfolio turnover rate	59.20%	54.10%	46.22%	38.69%	35.72%

40	www.thomaswhite.com

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2009 through October 31, 2009.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

	Beginning Account Value May 1, 2009	Ending Account Value Oct. 31, 2009	Expenses Paid During Period (May 1, 2009 – Oct. 31, 2009)*
American Opportunities Fund
Actual	$1,000.00	$1,149.55	$7.31
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.87
International Fund
Actual	$1,000.00	$1,310.50	$8.50
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.42

* Expenses are equal to the Funds’ annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund and 1.46% for the International Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

42	www.thomaswhite.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Lord Asset Management Trust:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White American Opportunities Fund and Thomas White International Fund (separate portfolios constituting Lord Asset Management Trust, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

December 23, 2009

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TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2009

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee
Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 65	Trustee, President	15 years	Chairman of Thomas White International, Ltd.	2	None

Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 43	Vice President and Secretary	13 years	Analyst and Exec. Vice President of Thomas White International, Ltd;	2	N/A

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 37	Treasurer	9 years	Treasurer of the Thomas White Funds; Senior Vice President of Thomas White International, Ltd.	2	N/A

John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 62	Trustee	15 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine	2	None

Independent Trustees

James N Bay 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 59	Trustee	3 years	Corporate officer – Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	2	None

Elizabeth Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 65	Trustee	8 years	Retired; former President, Graham Group (management consulting).	2	None

Robert W Thomas 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 65	Trustee	3 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	2	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

44	www.thomaswhite.com

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

and President

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman, CFA

Vice President and Secretary

David M. Sullivan II

Treasurer and

Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

Thomas White International, Ltd.

440 S. LaSalle Street

Suite 3900

Chicago, Illinois 60605

USA

1-800-811-0535

www.thomaswhite.com

COVER PICTURE

Japan is Battling to Retain its Crown

In Japan, Sumo wrestling is not only a national sport, it is a cultural treasure. Reflecting the country’s Shinto heritage, the measured, serious behavior of the wrestlers throughout a tournament focuses on ritual purity and respect. Trained from age 12 in communal “stables”, these larger-than-life athletes, with their samurai-like topknots, adhere to a stoic discipline unchanged since the 18th century.

While U.S. and Japanese fans both enjoy the thrill of winning major sporting championships, their countries are struggling to retain their titles as the global economic leaders. Powerhouses in Asia and the West for over 50 years, they now face a number of emerging market countries that appear to have the drive, knowhow and financial discipline to succeed.

To retain their positions, the triple engines that drive growth - exports, capital investments and domestic consumption - must be brought into balance. Japan needs to elevate its domestic sectors by reforming the pro-business bureaucracies that have long subjugated consumers. The United States must become a net exporter. This means accepting a weak dollar, reducing imported energy, making the major capital investments needed to increase productivity, and reducing government spending to end the deficit. New policies must encourage savings and discourage credit-driven consumption.

In an attempt to sustain their current recoveries, government and banking officials are implementing depression-era policy measures that had mixed results worldwide in the 1930’s and since 1989 in Japan. Making matters more difficult, both countries entered these challenging times heavily in debt. Yet, despite daunting hurdles, both countries have, when faced with adversity in the past, had the character and resolve to make the tough decisions and sacrifices necessary for them to retain their “crowns.”

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by the report, Lord Asset Management Trust (“Registrant”) had adopted a code of ethics that applies to the Registrant’s principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions. There were no amendments to the code during the fiscal year ended October 31, 2009. There were no waivers or implicit waivers from the code granted by the Registrant during the fiscal year ended October 31, 2009.

A copy of the code is filed hereto as an exhibit. A copy of the Code of Ethics may be requested free of charge by calling toll free on 1-800-811-0535.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an “audit committee financial expert” as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds’ Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at the Registrant’s expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLC (“PWC”) for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended October 31, 2009 and October 31, 2008 were $52,875 and $48,450, respectively.

(b) Audit Related Fees. The Registrant was not billed any fees by PWC for the last two fiscal years ended October 31, 2009 and October 31, 2008 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c) Tax Fees. The aggregate fees billed for professional services rendered by PWC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended October 31, 2009 and October 31, 2008 were $10,000 and $9,450, respectively.

(d) The Registrant was not billed any fees by PWC for the fiscal years ended October 31, 2009 and October 31, 2008 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item.

(e) Pre-Approval Policies and Procedures. Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving any and all proposals by the Registrant for the independent auditor to render permissible non-audit services and reviewing and approving the fees and other terms of any such engagement. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by PWC to the Registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the services relate directly to the operations and financial reporting of the Registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f) Less than 50 percent of the hours expended on PWC’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2009 for the Registrant were attributed to work performed by persons other than PWC’s full-time, permanent employees.

(g) PWC did not bill the Registrant for any other non-audit services for the fiscal years ended October 31, 2009 and 2008 for the Funds other than as disclosed above.

No fees were billed by PWC for non-audit services rendered to Thomas White International, Ltd. (“TWI”), the Registrant’s investment adviser, or to entities controlling, controlled by, or under common control with TWI for the fiscal years ended October 31, 2009 and October 31, 2008.

(h) Because PWC has not rendered non-audit services to TWI, the Registrant’s Audit Committee did not have to consider whether the provision of non-audit services that were rendered to TWI and any entity controlling, controlled by, or under common control with TWI that provides ongoing services to the Registrant were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant and were not compatible with maintaining PWC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By:	/s/ Thomas S. White, Jr.
Thomas S. White, Jr. President (Principal Executive Officer)

Date: January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. White, Jr.
Thomas S. White, Jr. President (Principal Executive Officer)

Date: January 8, 2010

By:	/s/ David M. Sullivan II
David M. Sullivan II Treasurer (Principal Financial Officer)

Date: January 8, 2010

EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.